                                                                    EXHIBIT 10.3

                               AMENDMENT NO. 1 TO
                      NOTE PURCHASE AND SECURITY AGREEMENT

         THIS AMENDMENT AGREEMENT is made and entered into as of the 30th day of January, 1999 (the "Effective Date"), by and among BELK, INC., a Delaware corporation (the "Debtor"); THE BELK CENTER, INC., a North Carolina corporation, as servicer (the "Servicer"); ENTERPRISE FUNDING CORPORATION, a Delaware corporation (the "Company"); and NATIONSBANK, N.A., a national banking association ("NationsBank"), as agent for the Company and the Bank Investors (in such capacity, the "Agent") and as a Bank Investor.

                              W I T N E S S E T H:

         WHEREAS, the Debtor, the Servicer, the Company, and NationsBank, as Agent and as a Bank Investor have entered into the Note Purchase and Security Agreement dated as of June 12, 1998 (as amended, the "Note Purchase Agreement"); and

         WHEREAS, Belk Stores of Virginia LLC, a North Carolina limited liability company ("Belk Stores of Virginia"), is a Subsidiary of Belk and will generate Receivables; and

         WHEREAS, on the date hereof, Belk Stores of Virginia is executing a Receivables Purchase Agreement; and

         WHEREAS, the parties wish to amend the Note Purchase Agreement in the manner herein set forth effective as of the date hereof;

         NOW, THEREFORE, in consideration of the mutual covenants contained herein and in consideration of the execution by Belk Stores of Virginia of a Receivables Purchase Agreement, the parties do hereby agree as follows:

         1. Definitions. Unless the context otherwise requires, all terms used herein without definition shall have the definition provided therefor in the Note Purchase Agreement.

         2. Amendments to Note Purchase Agreement. The Note Purchase Agreement is hereby amended, effective as of the Effective Date, as follows:

                  (a) The following definition of "Belk Virginia" is added to
         Section 1.1 of the Note Purchase Agreement in the proper alphabetical order:

                           "'Belk Virginia' means Belk Stores of Virginia LLC.

                  (b) The definition of "Designated Seller" in Section 1.1 of the Note Purchase Agreement is hereby deleted and replaced by the following definition of "Designated Sellers":

                           "'Designated Sellers' means, collectively, Belk
                  Simpson and Belk Virginia."

                  (c) The definition of "Receivables Purchase Agreement" in
         Section 1.1 of the Note Purchase Agreement is hereby amended in its entirety so that as amended it reads as follows:

                           "Receivables Purchase Agreement" means, collectively,
                  (a) the Receivables Purchase Agreement, dated as of June 12, 1998, by and between Belk, Inc., as purchaser, Belk Simpson, as seller, and The Belk Center, Inc., as servicer; and (b) the Receivables Purchase Agreement, dated as of January 30, 1999, by and between Belk, Inc., as purchaser, Belk Virginia, as seller, and The Belk Center, Inc., as servicer.

         3. Entire Agreement. This Amendment Agreement sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relative to such subject matter. No promise, conditions, representation or warranty, express or implied, not herein set forth shall bind any party hereto, and no one of them has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as in this Amendment Agreement otherwise expressly stated, no representations, warranties or commitments, express or implied, have been made by any other party to the other. None of the terms or conditions of this Amendment Agreement may be changed, modified, waived or canceled orally or otherwise, except by writing in accordance with the terms of the Note Purchase Agreement, specifying such change, modification, waiver or cancellation of such terms or conditions, or of any proceeding or succeeding breach thereof.

         4. Full Force and Effect of Transaction Documents. Except as hereby specifically amended, modified or supplemented, the Note Purchase Agreement and all of the other Transaction Documents are hereby confirmed and ratified in all respects and shall remain in full force and effect according to their respective terms.

         5. Counterparts. This Amendment Agreement may be executed in one or more counterparts each of which shall be an original but all of which together shall constitute one and the same instrument.

                  [Remainder of page intentionally left blank]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed by their duly authorized officers, all as of the day and year first above written.

                                       BELK, INC.

                                       By: /s/ John M. Belk
                                           ------------------------------------
                                       Name:   John M. Belk
                                       Title:  Chairman


                                       THE BELK CENTER, INC.,
                                       as Servicer

                                       By: /s/ James M. Berry
                                           ------------------------------------
                                       Name:   James M. Berry
                                       Title:  Vice President


                                       ENTERPRISE FUNDING COMPANY

                                       By: /s/ Kevin P. Burns
                                           ------------------------------------
                                       Name:   Kevin P. Burns
                                       Title:  Chairman


                                       NATIONSBANK, N.A.,
                                       as a Bank Investor

                                       By: /s/ Elliott T. Lemon
                                           ------------------------------------
                                       Name:   Elliott T. Lemon
                                       Title:  Vice President


                                       NATIONSBANK, N.A.,
                                       as Agent

                                       By: /s/ Elliott T. Lemon
                                           ------------------------------------
                                       Name:   Elliott T. Lemon
                                       Title:  Vice President



                                SIGNATURE PAGE 1